UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 25, 2007


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                       0-49925               22-3757709
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(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.
---------   ---------------------------------------------

         On January 25, 2007, Central Jersey Bancorp ("Bancorp") issued a press release announcing its consolidated financial results for the three months and year ended December 31, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this current report on Form 8-K.

         The information contained under Item 2.02 of this current report on Form 8-K, including the portions of Exhibit 99.1 attached hereto which relate to Bancorp's consolidated financial results, is being furnished in accordance with this Item 2.02, but shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained under Item
2.02 of this current report on Form 8-K shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d)      Exhibits:

            Exhibit
            Number       Description
            ------       -----------

            99.1 Press Release Re: Central Jersey Bancorp Reports Earnings for the Three Months and Year Ended December 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL JERSEY BANCORP
                                      ------------------------------------------
                                                    (Registrant)



                                      By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer


Date:  January 29, 2007


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                                  EXHIBIT INDEX


Exhibit
Number                              Description
------                              -----------

99.1 Press Release Re: Central Jersey Bancorp Reports Earnings for the Three Months and Year Ended December 31, 2006.